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         UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                 ------------------------------------



                            FORM 8-K/A



                          CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF

               THE SECURITIES EXCHANGE ACT OF 1934


  Current Report (Date of earliest event reported)     July 31, 1997
                                                  ------------------



         NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION
    ---------------------------------------------------------
      (Exact name of registrant as specified in its charter)



         Nevada                     0-25344               25-1741216
         ------                     -------               ----------
  (State or other juris-       (Commission file       (I.R.S. Employer
  diction of organization)           number)          Identification No.)



    1315 Greg Street, Suite 103, Sparks, Nevada              89431
    -------------------------------------------            ---------
      (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code   (702) 356-2315
                                                   ----------------

                               Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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    Item 7.   Financial Statements and Exhibits.
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         16.1 Letter re change in certifying accountant.







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                            SIGNATURES
                            ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION
                                _______________________________________________
                                               (Registrant)



Date:  August 25, 1997          By:   /s/  Robert W. Horner, Jr.
                                   --------------------------------------
                                   Robert W. Horner, Jr., Vice President,
                                    Chief Financial Officer, Secretary
                                     and Treasurer




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